                                  EXHIBIT 99.1
                        SIGNATURES OF REPORTING PERSONS
After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

April 22, 2014

                    WARBURG PINCUS PRIVATE EQUITY X, L.P.

                    By:      Warburg Pincus X, L.P., its general partner

                    By:      Warburg Pincus X LLC, its general partner

                    By:      Warburg Pincus Partners LLC, its sole member

                    By:      Warburg Pincus & Co., its managing member

                    By:      /s/ Robert B. Knauss
                             --------------------------------------------------
                    Name:    Robert B. Knauss
                    Title:   Partner

                    WARBURG PINCUS X PARTNERS, L.P.

                    By:      Warburg Pincus X, L.P., its general partner

                    By:      Warburg Pincus X LLC, its general partner

                    By:      Warburg Pincus Partners LLC, its sole member

                    By:      Warburg Pincus & Co., its managing member

                    By:      /s/ Robert B. Knauss
                             --------------------------------------------------
                    Name:    Robert B. Knauss
                    Title:   Partner

                    WARBURG PINCUS X, L.P.

                    By:      Warburg Pincus X LLC, its general partner

                    By:      Warburg Pincus Partners LLC, its sole member

                    By:      Warburg Pincus & Co., its managing member

                    By:      /s/ Robert B. Knauss
                             --------------------------------------------------
                    Name:    Robert B. Knauss
                    Title:   Partner

                    WARBURG PINCUS X LLC

                    By:      Warburg Pincus Partners LLC, its sole member

                    By:      Warburg Pincus & Co., its managing member

                    By:      /s/ Robert B. Knauss
                             --------------------------------------------------
                    Name:    Robert B. Knauss
                    Title:   Partner

                    WARBURG PINCUS PARTNERS LLC

                    By:      Warburg Pincus & Co., its managing member

                    By:      /s/ Robert B. Knauss
                             --------------------------------------------------
                    Name:    Robert B. Knauss
                    Title:   Partner

                    WARBURG PINCUS & CO.

                    By:      /s/ Robert B. Knauss
                             --------------------------------------------------
                    Name:    Robert B. Knauss
                    Title:   Partner

                    WARBURG PINCUS LLC

                    By:      /s/ Robert B. Knauss
                             --------------------------------------------------
                    Name:    Robert B. Knauss
                    Title:   Managing Director

                    CHARLES R. KAYE

                    By:      /s/ Robert B. Knauss
                             --------------------------------------------------
                             Robert B. Knauss, Attorney-in-fact*

                    JOSEPH P. LANDY

                    By:      /s/ Robert B. Knauss
                             --------------------------------------------------
                             Robert B. Knauss, Attorney-in-fact*

*   Power of Attorney given by Mr. Kaye and Mr. Landy was previously filed with the United States Securities and Exchange Commission on November 26, 2013 as an
exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity IX, L.P.
with respect to Laredo Petroleum Holdings, Inc. and is hereby incorporated by reference.